UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement

On January 17, 2023, C-Bond Systems, Inc. (the “Company” or “C-Bond”) entered into a Subscription Agreement with its Chairman and Chief Executive Officer, Scott R. Silverman (the “Subscription Agreement”), whereby Mr. Silverman purchased 54,545,455 shares (the “Subscription Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”), for $300,000, or $0.0055 per share, the closing price of the Company’s Common Stock on the date of the Subscription Agreement (the “Consideration”). The Consideration consisted of $275,000 paid to the Company via wire transfer and the conversion of $25,000 of accrued compensation owed to Mr. Silverman.

The Subscription Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Mr. Silverman represented that he is an accredited investor (as defined by Rule 501 under the Securities Act) at the time of the Subscription Agreement.

The information provided under Item 5.02 herein is incorporated into this Item 1.01 by reference.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 1.01 and Item 5.02 herein is incorporated into this Item 3.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2023, Mr. Silverman elected to convert $25,000 of accrued compensation into shares of the Company’s unregistered Common Stock as discussed under Item 1.01. Also on January 17, 2023, Barry Edelstein, a member of the Company’s Board of Directors, elected to convert $53,000 of accrued compensation into 9,636,364 shares of unregistered Common Stock. The Board of Directors of the Company approved the issuance of the shares to Mr. Silverman and Mr. Edelstein and the shares were valued at $0.0055 (the closing price of the Company’s stock on the date hereof), which is the same per share price as the Subscription Amount described in Item 1.01.

The information provided under Item 1.01 herein is incorporated into this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description
10.1	Subscription Agreement, dated January 17, 2023, between C-Bond Systems, Inc. and Scott R. Silverman
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: January 19, 2023	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

2